CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contracted ID Code: J	Page of Pages 1 of 4

2. AMENDMENT/MODIFICATION NO. 01	3. EFFECTIVE DATE 05-Aug-2014	4. REQUISITION/PURCHASE REQ. NO. 1300423431-0001	5. PROJECT NO. (if applicable)

6. ISSUED BY CODE N00421 NAVAL AIR WARFARE CENTER AD-PAX CODE 2.5.1.13 21983 BUNDY ROAD BLDG 441 PATUXENT RIVER MD 20870	7. ADMINISTERED BY (if other than item 6) CODE 53605A DCMA DAYTON AREA C, BUILDING 20 1725 VAN PATTON DRIVE WRIGHT-PATTERSON AFB OH 45433-5302

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) ERAPSCO DAVID JOST 4868 EAST PARK 30 DR. COLUMBIA CITY IN 46725-8869			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. N00421-14-D-0025-0001
CODE 0CCL9	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 17-Jul-2014

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
□ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer □ is extended, □ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) IAW FAR 43.103(a). By mutual agreement of the parties.
E. IMPORTANT: Contractor □ is not, ☒ is required to sign this document and return _______ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
   Modification Control Number: silverda147449
The purpose of this modification is to:
1. Add Clause 5252.245-9500 in Section H.
2. Accept residual Government Furnished Material (GFM) silver from Contracts N00421-11-C-0030 and N00421-12-C-0047 and update Clause 5252.245-9500 accordingly.
3. Accept Government Furnished Property (GFP) from Contracts N00421-11-C-0030, N00421-12-C-0047, and N00421-12-C-0049 and update Clause 5252.245.9500 accordingly.
4. Make corrections to Section E Inspection and Acceptance.
5. Make corrections to Section J List of Documents, Exhibits, and Other Attachments.
Except as noted herein, all other Contract terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) DaNette L. Sade, Contracts Administrator		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) David S. Silverstone TEL: (301) 757 - 2528 EMAIL: david.silverstone@navy.mil
15B. CONTRACTOR/OFFEROR /s/ DaNette L. Sade (Signature of person authorized to sign)	15C. DATE SIGNED 08/05/2014	16B. UNITED STATES OF AMERICA /s/ David S. Silverstone (Signature of Contracting Officer)	16C. DATE SIGNED 8/5/14

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CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-14-D-0025
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SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION E – INSPECTION AND ACCEPTANCE

The Acceptance/Inspection Schedule for CLIN 0001 has been changed from:
INSPECT AT        INSPECT BY        ACCEPT AT        ACCEPT BY
Destination        Government        Destination        Government

To:
INSPECT AT        INSPECT BY        ACCEPT AT        ACCEPT BY
Origin            Government        Origin            Government

The following have been deleted:
INSPECTION AN ACCEPTANCE

SECTION H – SPECIAL CONTRACT REQUIREMENTS

The following have been added by full text:

5252.245-9500    GOVERNMENT PROPERTY FOR THE PERFORMANCE OF THIS                 CONTRACT (NAVAIR) (MAY 2014)

(a)Authorization is granted to use the Government property identified below without rental charge in the performance of this Contract and subcontracts of any tier issued hereunder (see FAR 45.201(a) for further information regarding identification requirements):

(1)	Government property currently accountable and managed under the following contracts:
None

(2)	Government furnished property to be provided under this contract:
See Basic Contract N00421-14-D-0025-P00001 for listing

(3)	[ ]

(4)
If authority has been granted in accordance with FAR 51.102, Contractor access to Government supply sources is authorized for the following items. Paragraph (b) does not apply to purchases under the NMCI/CoSC contract.

None

(b) The contractor shall prepare requisition documentation for the items listed in paragraph (a)(4) above in accordance with the “Military Standard Requisitioning and Issue Procedures (MILSTRIP) for Defense Contractors”, DoD 4000.25-1-M, Chapter 11, which is available at https://www2.dia.mil/j-6/dlmso/

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elibrary/manuals/dlm/dlm-pubs.asp. The contractor shall submit all requisitions for material from the supply system to the Material Control Activity specified in Section G of this contract.
N00421-14-D-0025
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(c) Government property provided above (except for special tooling and special test equipment as defined in FAR 2.101) shall not be installed or constructed or otherwise affixed to property not owned by the Government in such a fashion as to be nonseverable unless written authorization has been obtained from the Contracting Officer.
(d) The contractor is responsible for scheduling the use of all property covered by this clause and the Government shall not be responsible for conflicts, delays, or disruption to any work performed by the contractor due to use of any and all such property, either under this contract or any other contracts under which use of such property is authorized.

SECTION J – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified:
LIST OF DOCUMENTS, EXHIBITS AN
Exhibit A – CDRLs A001-A00K (DD Form 1423)

CDRL # DESCRIPTION
A001    Design Data and Calculations AN/SSQ-36B, 53F, 62E, Q-101A, Q-125 and MK-84
A002    Test Plan AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A003    Test/Inspection Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84 MOD 1 SUS
A004    Failure Analysis and Corrective Action Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A005    Engineering Change Proposal AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A006    Request for Deviation (RFD) AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A007    Request for Waiver (RFW) AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A008    Quality Systems Plan AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A009    Photographic Requirements AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00A    Bar Code Identification Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00B    Test Scheduling Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00C    Scientific and Technical Reports Summary AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00D    Monthly Status Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00E    Production Status Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00F    Test/Inspection Report AN/SSQ-53F
A00G    Operating Instructions MK-84 MOD 1 SUS
A00H    Computer Program End Item Documentation AN/SSQ-101A
A00J    Rework Summary Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84
A00K    Bills of Material Report AN/SSQ-36B, 53F, 62E, 101A, 125 and MK-84

Exhibit B - Drawings

Drawing	Description
NAVAIR DL & Drawing 1458AS202	Container assembly, sonobuoy, unsealed, CNU/239E
NAVSEA DL & Drawings 7375860 – 7375876	36 and 48 Unit Pallet Assembly
NAVAIR Drawing 3065AS100 Rev. A	‘A’ Size Store Launch Container
WR-54/131B
Weapons Requirement, Palletizing Fleet Issue Unit Load, Signal, Underwater Sound MK 59 MOD 0A, MK 61, MK64 MOD 0, MK 82 MODS 0 and 1, MK 83, MK 84, MK 123, MK 128 MOD 0, In Small Arms Ammunition Box MK 1 Mod 0.

NAVAIR 2127753	(MK-84 MOD 1 SUS) Tray, Bottom
NAVAIR 2127754	(MK-84 MOD 1 SUS) Tray, Intermediate

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NAVAIR 2127755	(MK-84 MOD 1 SUS) Tray, Top
NAVAIR 2127756	(MK-84 MOD 1 SUS) Pack, Shipping and Storage (for Signals, Underwater Sound)
NAVAIR 2302052	(MK-84 MOD 1 SUS) Tail Fin
BUORD 1124247	(MK-84 MOD 1 SUS) Pin, Retaining, Safety

Attachments:

DOCUMENT TYPE	DESCRIPTION	DATE
Attachment 1	PRODUCTION SONOBUOY SPECIFICATION for BATHYTHERMOGRAPH TRANSMITTING SET AN/SSQ-36B and SONOBUOYS AN/SSQ-53F, 62E, 77C, AND 101A REVB CHG2	01/29/13
Attachment 2	GENERAL SPECIFICATION FOR SIGNAL, UNDERWATER SOUND (SUS) MARK 84 MOD1 REV – CHG0	01/29/13
Attachment 3	PRODUCTION SONOBUOY SPECIFICATION for AN/SSQ-125 MAC SOURCE SONOBUOY REVC CHG2	01/29/13
Attachment 4	PSS Appendix A LAUNCHER CONTAINER, “A” SIZE SONOBUOY LAU-126/A “A” SIZE SONOBUOY LAUNCHER CONTAINER (SLC) REVA CHG3	01/29/13
Attachment 5	PSS Appendix B SONOBUOY DECELERATOR EFFECTIVE DRAG AREA, BALLISTIC COEFFICIENT AND PARACHUTE CONSTRUCTION REQUIREMENTS REV-CHG3	01/29/13
Attachment 6	PSS Appendix C PRODUCTION SONOBUOY PROGRAM MARKING REQUIREMENTS REVB CHG3	01/29/13
Attachment 7	PSS Appendix D PRODUCT ASSURANCE REQUIREMENTS FOR SONOBUOY PROCUREMENTS REVA CHG4	01/29/13
Attachment 8	PSS Appendix E REQUIREMENTS FOR THE SONOBUOY COMMAND FUNCTION SELECTION SYSTEM REVA CHG3	01/29/13
Attachment 9	PSS Appendix F HAZARDS OF ELECTROMAGNETIC RADIATION TO ORDINANCE (HERO) CERTIFICATION REQUIREMENTS FOR PRODUCTION AND DEVELOPMENT SONOBUOYS REV-CHG3	01/29/13
Attachment 10	PSS Appendix G PALLET LOADING REQUIREMENTS REV – CHG3	01/29/13
Attachment 11	PSS Appendix H SONOBUOY REQUIREMENTS FOR THE CONTROL OF RADIATED ELECTROMAGNETIC INTERFERENCE (EMI) REVA CHG3	01/29/13
Attachment 12	Contract Security Classification Specification (DD Form 254)	06/12/14
Attachment 13	Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging (4.5.14-SOP-004 REVF CHG0)	01/29/13
Attachment 14	Open Ocean Test Defect Criteria (4.5.14-SOP-005 REVC CHG1)	01/29/13
Attachment 15	Subcontracting Plan	09/25/13
Attachment 16	Contract Data Requirements Distribution List	07/21/14
Attachment 17	DPAP Reporting Form-Scheduled Government Furnished Property	01/29/13
Attachment 18	PSS Appendix D PRODUCT ASSURANCE REQUIREMENTS FOR SONOBUOY PROCUREMENTS REVA CHG5	04/15/13
Attachment 19	Delivery Order Schedule	07/17/14
Attachment 20	Performance Based Payment (PBP) Milestone Schedule N00421-14-D-0025-0001	07/17/14

(End of Summary of Changes)

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